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                                                                    EXHIBIT 99.1


                          STOCKHOLDER VOTING AGREEMENT


        This STOCKHOLDER VOTING AGREEMENT (this "Agreement"), dated ______, 2001, by and among iVillage, Inc., a Delaware corporation ("Holder"), and _____________, [a _______ corporation/an individual resident of
__________________ ](the "Stockholder").

                                WITNESSETH THAT:


        WHEREAS, the Stockholder owns of record ____ shares of common stock (the "Common Stock"), $.001 par value, of Women.com Networks, Inc., a Delaware corporation ("Company") (all of such shares being referred to herein, and giving effect to Section 11 hereof, as the "Shares"); and

        WHEREAS, concurrently herewith Holder, _______________, a Delaware limited liability company, the sole member of which is Holder ("Newco"), and Company are entering into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Newco would, upon the terms and subject to the conditions set forth therein, merge with and into Company (the "Merger"); and

        WHEREAS, the Stockholder desires to induce Holder to proceed with the Merger and enter into the Merger Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Holder's willingness to enter into the Merger Agreement and the sum of $100, and such other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Representations and Warranties of the Stockholder. The Stockholder represents and warrants (such representations and warranties being deemed repeated at any Closing at which Shares of the Stockholder are purchased) that:

               1.1 Ownership of Shares. Except for the encumbrances and restrictions arising hereunder, the Stockholder has good and marketable title to and is the sole record owner of the Shares; the Stockholder does not own beneficially or of record any other capital stock of Company; such Shares are validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof; and such Shares are owned by the Stockholder free and clear of any pledges, liens, security interests, adverse claims, assessments, proxies, participations, options, equities, charges or encumbrances of any nature whatsoever with respect to the ownership of or right to vote or dispose of such Shares.

               1.2 Authority; Due Execution; Enforceability. The Stockholder has the full right, power, capacity and authority to enter into this Agreement and has sole voting power and sole power of disposition with respect to the Shares with no restrictions on the Stockholder's voting rights or rights of disposition pertaining thereto; and this Agreement has been duly and validly

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executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder enforceable against him in accordance with its terms, except as enforcement thereof may be limited against the Stockholder by (i) bankruptcy, insolvency, reorganization, moratorium and similar laws, both state and federal, affecting the enforcement of creditors' rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers.

               1.3 No Conflicts. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, with or without giving of notice or the passage of time, (a) violate any judgment, award, decree, injunction or order of any court, arbitrator or governmental agency applicable to the Stockholder or the Stockholder's property or assets or any federal or state law, statute or regulation, or (b) conflict with, result in the breach of any provision of or constitute a violation of or default under any agreement or instrument to which the Stockholder is a party or by which the Stockholder or the Stockholder's property or assets may be bound.

        2. Covenants of the Stockholder. The Stockholder hereby covenants and agrees that during the term hereof:

        (a) The Stockholder shall not enter into any transaction, take any action or by inaction permit any event to occur, that would result in any of the representations or warranties of the Stockholder herein contained not being true and correct at and as of (i) the time immediately after the occurrence of such transaction, action or event or (ii) the date of any Closing of the purchase of Shares. Without limiting the generality of the foregoing, the Stockholder covenants and agrees that the Stockholder will not sell, transfer, pledge, hypothecate, assign or otherwise convey or dispose of, or enter into any contract, option, agreement or other arrangement or understanding with respect to the sale, transfer, pledge, assignment, conveyance or other disposition of, any Shares, other than to or in favor of Holder or Holder's assignee, or in connection with the Merger or an Acquisition Transaction between Company and Holder, Newco or another subsidiary of Holder (a "Holder Acquisition Transaction").

        (b) The Stockholder hall not, nor shall it authorize or permit any of its Representatives to, directly or indirectly through another Person, (i) solicit, initiate or encourage (including by way of furnishing information) or otherwise take any action to facilitate, the making of any proposal that constitutes an Acquisition Proposal relating to the Company or (ii) participate in any discussions or negotiations regarding, any proposal that constitutes, or may reasonably be expected to lead to, any such Acquisition Proposal. The Stockholder shall provide immediate oral and written notice to the Holder of (1) the receipt of any such Acquisition Proposal or any inquiry which could reasonably be expected to lead to any such Acquisition Proposal, (2) the material terms and conditions of any such Acquisition Proposal or inquiry, and
(3) the identity of such Person or entity making any such Acquisition Proposal or inquiry. The Stockholder shall continue to keep the Holder informed of the status and details of any such Acquisition Proposal or inquiry.

        (c) The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Stockholder may under Section 262 the DGCL or otherwise.

        3. Agreement to Vote Shares; Irrevocable Proxy.


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               (a) The Stockholder hereby agrees that, during the term of this
Agreement, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, such Stockholders shall vote (or cause to be voted) the Shares held of record or beneficially by the Stockholder (i) in favor of the approval and adoption of the Merger Agreement and the consummation of the transactions contemplated therein, including the Merger, (ii) against any action or agreement that would result in a breach in any material respect of the Company under the Merger Agreement, and
(c) except as otherwise agreed to in writing in advance by the Holder (other than the Merger and the other transactions contemplated by the Merger Agreement), against: (1) any extraordinary corporate transaction involving the Company, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, (2) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or any its Subsidiaries, (3) any change in the board of directors of the Company,
(4) any amendment of the Company's certificate of incorporation, or (5) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially and adversely affect the contemplated benefits to Holder of the Merger and the other transactions contemplated by the Merger Agreement (including the Investment Agreement). The Stockholder shall not enter into any agreement or understanding, whether oral or written, with any person or entity prior to the termination of this Agreement to vote thereafter in a manner inconsistent with this Section 3(a).

               (b) The Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Shares and hereby irrevocably appoints Holder, during the term of this Agreement, as proxy, with full power of substitution, for the Stockholder to vote (or refrain from voting) with respect to matters specified in and in any manner consistent with Section 3(a) all of the Shares of the Stockholder for the Stockholder and in the Stockholder's name, place and stead, at any annual, special or other meeting or action of the stockholders of Company or at any adjournment thereof or pursuant to any consent of the stockholders of Company in lieu of a meeting or otherwise, with respect to any issue brought before stockholders of Company. If the issue on which Holder is voting pursuant to the irrevocable proxy is the proposal to approve and adopt the Merger and the Merger Agreement, Holder shall vote for such proposal or give its consent, as applicable.

        4. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective spouses, heirs, personal representatives, successors and assigns. Holder may, without the consent of the Stockholder, assign its rights hereunder to any wholly owned subsidiary of Holder, but otherwise the consent of the Stockholder shall be required to assign the rights of Holder hereunder. The consent of Holder shall be required to assign the rights of the Stockholder hereunder.

        5. Further Assurances. The Stockholder shall cooperate with Holder and execute and deliver any additional documents necessary or desirable, in the opinion of Holder or its counsel, to evidence the irrevocable proxy granted herein with respect to the Shares.

        6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, postage prepaid, addressed to the respective party at the following addresses:


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               To Holder:                 --------------------------------------
                                          --------------------------------------
                                          --------------------------------------
                                          Attn:
                                               ---------------------------------

               with a copy to:            Orrick, Herrington & Sutcliffe LLP
                                          Old Federal Reserve Bank Building
                                          400 Sansome Street
                                          San Francisco, CA 94111
                                          Attn:  Richard Vernon Smith, Esq.

               To the Stockholder:        --------------------------------------
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                                          --------------------------------------

               with a copy to:            --------------------------------------
                                          --------------------------------------
                                          --------------------------------------
                                          Attn:
                                               ---------------------------------

        7. Termination. This Agreement, other than as provided in Section 10 below, shall terminate on the earlier of: (i) the delivery by Holder to the Stockholder of written notice of Holder's determination to terminate this Agreement, (ii) the termination of the Merger Agreement in accordance with the terms thereof and (iii) the Effective Time (the "Termination Date").

        8. Remedies. The Stockholder acknowledges that Holder will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder which are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to Holder upon the breach by the Stockholder of such covenants and agreements, Holder shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

        9. Commissions. Each of the parties hereto represents and warrants that there are no agreements or claims for brokerage commissions or finders' fees in connection with the transactions contemplated by this Agreement, and the Stockholder and Holder will respectively pay or discharge and will indemnify each other for brokerage commissions or finders' fees incurred by reason of any action taken by such indemnifying party.

        10. Survival of Representations. Notwithstanding any provision of this Agreement to the contrary, all representations and warranties made by the Stockholder in this Agreement and the covenants set forth in Section 9 hereof shall survive any vote by Holder of the Shares pursuant to the irrevocable proxy or any vote by the Stockholder in accordance with Section 3.

        11. Changes in Capitalization. For all purposes of this Agreement, the Shares shall include any securities for cash or other property issued or exchanged with respect to such Shares upon any recapitalization, reclassification, or any other change in its capital structure and shall also


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include all Shares of Common Stock issued to the Stockholder after the date hereof pursuant to the exercise by the Stockholder of stock options.

        12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law thereof.

        13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        14. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 14.

        15. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, with respect to the subject matter hereof.

        16. Headings; Interpretation. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        17. Expenses. Each party hereto shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby.

        18. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.


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        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed as of the date first above written.

                                          STOCKHOLDER:



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                                          HOLDER:



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                                          By:
                                                --------------------------------
                                          Title:
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